EXHIBIT 99.1

NEWS RELEASE

Contact:	Deric Eubanks	Jordan Jennings	Joe Calabrese
	Chief Financial Officer	Investor Relations	Financial Relations Board
	(972) 490-9600	(972) 778-9487	(212) 827-3772

ASHFORD REPORTS FIRST QUARTER 2021 RESULTS
Gross Assets Under Management $7.3 Billion at Quarter End
OpenKey Continues to See Significant Increase in Demand for its Digital Key Product
Ashford Trust Completes Strategic Financing of up to $450 Million

DALLAS, May 5, 2021 - Ashford Inc. (NYSE American: AINC) (“Ashford” or the “Company”) today reported the following results and performance measures for the first quarter ended March 31, 2021. Unless otherwise stated, all reported results compare the first quarter ended March 31, 2021, with the first quarter ended March 31, 2020 (see discussion below). The reconciliation of non-GAAP financial measures is included in the financial tables accompanying this press release.
STRATEGIC OVERVIEW
•High-growth, fee-based business model
•Diversified platform of multiple fee generators
•Four paths to growth:
◦Recovery of the hospitality industry;
◦Increase assets under management (AUM);
◦Growth of third-party business; and
◦Acquisition or incubation of additional businesses
•Highly-aligned management team with superior long-term track record
•Leader in asset and investment management for the real estate & hospitality sectors

FINANCIAL AND OPERATING HIGHLIGHTS
•Net loss attributable to common stockholders for the first quarter of 2021 totaled $17.1 million, or $6.36 per diluted share.
•Total revenue for the first quarter of 2021 was $63.9 million.
•Adjusted EBITDA for the first quarter was $5.5 million.
•At the end of the first quarter of 2021, the Company had approximately $7.3 billion of gross assets under management.
•As of March 31, 2021, the Company had corporate cash of approximately $31.2 million.
•The Company plans to publish an investor presentation in the coming weeks that outlines the growth prospects for its businesses over the coming years.

OPENKEY UPDATE
Ashford currently owns a 75% interest in OpenKey. OpenKey is the universal, industry-standard smartphone App for keyless entry in hotel guestrooms. OpenKey continues to expand its platform with 236 hotels under contract at the end of the first quarter. As the hospitality industry strives to implement measures to provide a clean and safe environment for guests, the Company expects that the digital

Ashford Reports First Quarter Results

May 5, 2021

benefits OpenKey offers, such as automated check-in (bypassing the front desk), keyless entry, and secure digital key capability, will continue to gain accelerated adoption and growth at hotels nationwide. OpenKey continues to see the benefits of this growth as utilization of digital keys increased more than 118% in the first quarter over the prior-year quarter. During the quarter, the Company acquired all of the redeemable noncontrolling interests in OpenKey for a purchase price of approximately $1.9 million that can be paid in cash or stock, at the Company’s option, over a seven year period.

ASHFORD SECURITIES UPDATE
The Company formed Ashford Securities to raise capital as a dedicated capital raising platform to fund investment opportunities sponsored and asset-managed by Ashford. Types of capital raised may include, but are not limited to, non-traded preferred equity, non-traded convertible preferred equity, and non-traded REIT common equity (for future platforms). In the fourth quarter of 2019, Braemar announced that it had filed a registration statement for a non-traded preferred equity security via Ashford Securities. Additionally, Ashford Securities became a FINRA member firm in February 2020 and anticipates raising capital sometime during 2021. Longer term, the Company believes there is a substantial opportunity to offer differentiated alternative investment products through financial intermediaries to help investors further diversify their portfolios. Ashford Securities is not raising common equity for the Company nor for its existing advised platforms of Ashford Trust and Braemar.

REMINGTON UPDATE
Remington’s high-margin, low-capex Hotel Management business continues to pursue third-party growth. Since beginning its effort to pursue third-party business, which started in the fourth quarter of 2019, Remington has signed seven third-party hotel management contracts. In the first quarter, Remington generated hotel management fee revenue of $4.5 million, Net Loss Attributable to the Company of $2.2 million, and Adjusted EBITDA of $1.5 million.

LISMORE CAPITAL UPDATE
During the first quarter of 2020, Ashford Trust and Braemar entered into agreements with Lismore Capital (“Lismore”) for Lismore to seek modifications, forbearances or refinancings of Ashford’s advised REITs’ debt totaling approximately $5.1 billion across over 40 different loans. This was a critical effort in maintaining the advised REITs’ viability during the pandemic. Lismore has been successful in obtaining forbearance and other agreements with the lenders for the advised REITs’ loans totaling approximately 92% of their outstanding loan balances at the time of the engagement. Total revenue of $4.3 million was recognized during the first quarter associated with these agreements.

PREMIER PROJECT MANAGEMENT UPDATE
Premier Project Management (“Premier”) provides comprehensive and cost-effective architecture, design, development, and project management services. It also provides project oversight, coordination, planning, and execution of renovation, capital expenditure or ground-up development projects. Its operations are responsible for managing and implementing substantially all capital improvements at Ashford Trust and Braemar hotels. Additionally, it has extensive experience working with many of the major hotel brands in the areas of renovating, converting, developing or repositioning hotels. Similar to Remington, Premier has also made a concerted effort to grow its third-party business. Since the beginning of that effort, the company has signed 15 third-party deals for project management services. In the first quarter, Premier generated $1.5 million of project management fee revenue, Net Loss Attributable to the Company of $2.4 million, and $(122,000) of Adjusted EBITDA.

JSAV UPDATE
JSAV provides an integrated suite of audio visual services, including show and event services, hospitality services, creative services, and design and integration, making JSAV a leading single-source solution for

Ashford Reports First Quarter Results

May 5, 2021

its clients’ meeting and event needs. During the first quarter of 2021, JSAV had revenue of $3.6 million, Net Income Attributable to the Company of $307,000, and Adjusted EBITDA of $(1.4) million.

RED HOSPITALITY & LEISURE UPDATE
The Company currently owns an 84% interest in RED Hospitality & Leisure (“RED Hospitality”). RED Hospitality is a leading provider of watersports activities and other travel and transportation services in the U.S. Virgin Islands (“USVI”) and Florida. RED Hospitality currently provides beach, watersports and excursion services, and ferry services in the USVI and Key West, Florida. RED Hospitality has several potential avenues for future growth including opportunities to expand into other hotels at Ashford-advised REITs or non-Ashford hotels in the USVI, elsewhere in the Caribbean, and in the U.S. In the first quarter, RED Hospitality generated $4.6 million of revenue, Net Income Attributable to the Company of $410,000, and $1.1 million of Adjusted EBITDA. First quarter revenue growth was 38% compared to the prior-year period.

PURE ROOMS UPDATE
The Company currently owns a 70% controlling interest in Pure Wellness (“Pure”), a leading provider of hypo-allergenic hotel rooms in the United States.  Its Pure Rooms offering utilizes state-of-the-art purification technology to create allergy-friendly guestrooms. Pure has also recently expanded into the commercial office industry and has signed up 13 offices to date to convert to Pure Office.

As the hospitality industry strives to implement measures to provide a clean and safe environment for guests, the Company expects that the health and wellness benefits Pure offers - including its air purification technology - will gain accelerated adoption and growth at hotels nationwide. Pure transforms interior spaces into world-class wellness environments that protect against viral and bacterial contaminants and promote overall wellbeing.

FINANCIAL RESULTS
Net loss attributable to common stockholders for the quarter totaled $17.1 million, or $6.36 per diluted share. Adjusted net income for the quarter was $4.8 million, or $0.65 per diluted share.

For the quarter ended March 31, 2021, base advisory fee revenue was $9.8 million. The base advisory fee revenue in the first quarter was comprised of $7.3 million from Ashford Trust and $2.5 million from Braemar.

Adjusted EBITDA for the quarter was $5.5 million.

CAPITAL STRUCTURE
At the end of the first quarter of 2021, the Company had approximately $7.3 billion of gross assets under management from its advised platforms. The Company had corporate cash of $31.2 million and 7.3 million fully diluted shares. The Company’s fully diluted shares include 4.2 million common shares associated with its Series D convertible preferred stock. The Company had $60.0 million of loans at March 31, 2021, of which approximately $1.5 million related to its joint venture partners’ share of those loans.

QUARTERLY HIGHLIGHTS FOR ADVISED PLATFORMS

ASHFORD TRUST HIGHLIGHTS
•During the quarter, Ashford Trust completed a $450 million strategic corporate financing and drew $200 million.

Ashford Reports First Quarter Results

May 5, 2021

•Ashford Trust has signed forbearance or other agreements with lenders on approximately 98% of its current property-level debt.
•During the quarter, Ashford Trust sold the Le Meridien Minneapolis for approximately $7.3 million in net proceeds.
•During the first quarter and subsequent to the end of the quarter, Ashford Trust raised approximately $89 million from the sale of shares of its common stock.
•Since beginning its initiative to exchange its preferred stock to common stock, Ashford Trust has exchanged approximately 13.0 million shares of its preferred stock, representing approximately 58% of its preferred share count prior to the exchanges and approximately $325 million of par value, into approximately 85.0 million common shares.

BRAEMAR HOTELS & RESORTS HIGHLIGHTS
•Braemar was cash flow positive at the corporate level in the first quarter.
•During the quarter and subsequent to the end of the quarter, Braemar raised approximately $26.4 million from the sale of shares of its common stock.

“We’re confident that the Ashford group of companies is well-positioned to capitalize on the upcoming recovery in the hospitality industry, and we remain focused on their future strategic objectives,” commented Jeremy J. Welter, Ashford’s President and Chief Operating Officer. “Ashford has an unwavering commitment to protect value for our shareholders, and we believe the proactive and disciplined actions we have undertaken reflect that commitment. Looking at our advised platforms, our REITs have stabilized and, with Braemar’s luxury portfolio being the highest quality portfolio in the public markets and Trust’s geographically diverse portfolio, both companies performed well to start the year and are poised for further growth in 2021. Other areas of our business, like OpenKey, Pure Rooms and RED Hospitality, are also benefitting from a strong increase in demand, while Remington and Premier both realized solid third-party business growth during the quarter. Looking ahead, we remain focused on our unique investment strategy to strategically invest in operating companies that service the hospitality industry and act as an accelerator to grow these companies. With our talented and dedicated management team, along with our long-term strategy on finding growth opportunities in our business, I am excited about our future.”

INVESTOR CONFERENCE CALL AND SIMULCAST
The Company will conduct a conference call on Thursday, May 6, 2021, at 12:00 p.m. ET. The number to call for this interactive teleconference is (201) 493-6725. A replay of the conference call will be available through Thursday, May 13, 2021, by dialing (412) 317-6671 and entering the confirmation number, 13717721.

The Company will also provide an online simulcast and rebroadcast of its first quarter 2021 earnings release conference call. The live broadcast of the Company’s quarterly conference call will be available online at the Company’s website, www.ashfordinc.com on May 6, 2021, beginning at 12:00 p.m. ET. The online replay will follow shortly after the call and continue for approximately one year.

Included in this press release are certain supplemental measures of performance, which are not measures of operating performance under GAAP, to assist investors in evaluating the Company’s historical or future financial performance. These supplemental measures include adjusted earnings before interest, tax, depreciation and amortization (“Adjusted EBITDA”) and Adjusted Net Income. We believe that Adjusted EBITDA and Adjusted Net Income provide investors and management with a meaningful indicator of operating performance. Management also uses Adjusted EBITDA and Adjusted Net Income, among other measures, to evaluate profitability. We calculate Adjusted EBITDA by subtracting or adding to net income (loss): interest expense, income taxes, depreciation, amortization, net income (loss) to noncontrolling

Ashford Reports First Quarter Results

May 5, 2021

interests, transaction costs, and other expenses. We calculate Adjusted Net Income by subtracting or adding to net income (loss): net income (loss) to noncontrolling interests, transaction costs, and other expenses. Our methodology for calculating Adjusted EBITDA and Adjusted Net Income may differ from the methodologies used by other comparable companies, when calculating the same or similar supplemental financial measures and may not be comparable with these companies. Neither Adjusted EBITDA nor Adjusted Net Income represents cash generated from operating activities as determined by GAAP and should not be considered as an alternative to (a) GAAP net income (loss) as an indication of our financial performance or (b) GAAP cash flows from operating activities as a measure of our liquidity nor are such measures indicative of funds available to satisfy our cash needs. The Company urges investors to carefully review the U.S. GAAP financial information as shown in our periodic reports on Form 10-Q and Form 10-K, as amended and our Current Reports on Form 8-K.

This press release does not constitute an offer to sell or a solicitation of an offer to buy any securities.  Securities will be offered only by means of a registration statement and prospectus which can be found at www.sec.gov.
* * * * *

Ashford provides global asset management, investment management and related services to the real estate and hospitality sectors.

Certain statements and assumptions in this press release contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this press release include, among others, statements about the Company’s strategy and future plans. These forward-looking statements are subject to risks and uncertainties. When we use the words “will likely result,” “may,” “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” or similar expressions, we intend to identify forward-looking statements. Such statements are subject to numerous assumptions and uncertainties, many of which are outside Ashford Inc.’s control.
These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: the impact of COVID-19, and the rate of adoption and efficacy of vaccines to prevent COVID-19, on our business and investment strategy; our ability to continue as a going concern; the timing and outcome of the Securities and Exchange Commission’s investigation; our ability to regain compliance with NYSE American LLC continued listing standards; our ability to regain Form S-3 eligibility; our ability to repay, refinance or restructure our debt and the debt of certain of our subsidiaries; anticipated or expected purchases or sales of assets; our projected operating results; completion of any pending transactions; our understanding of our competition; market trends; projected capital expenditures; the impact of technology on our operations and business; general volatility of the capital markets and the market price of our common stock and preferred stock; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the markets in which we operate, interest rates or the general economy; and the degree and nature of our competition. These and other risk factors are more fully discussed in the Company’s filings with the Securities and Exchange Commission.
The forward-looking statements included in this press release are only made as of the date of this press release. Such forward-looking statements are based on our beliefs, assumptions, and expectations of our future performance taking into account all information currently known to us. These beliefs, assumptions, and expectations can change as a result of many potential events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity, results of operations, plans, and other objectives may vary materially from those expressed in our forward-looking statements. You should carefully consider this risk when you make an investment decision concerning our securities. Investors should not place undue reliance on these forward-looking statements. The Company can give no assurance that these forward-looking statements will be attained or that any deviation will not occur. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations, or otherwise, except to the extent required by law.

ASHFORD INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(unaudited, in thousands, except share and per share amounts)

	March 31, 2021	December 31, 2020
ASSETS
Current assets:
Cash and cash equivalents	$34,020	$45,270
Restricted cash	34,988	37,396
Restricted investment	1,072	290
Accounts receivable, net	3,982	3,458
Due from affiliates	173	353
Due from Ashford Trust	1,982	13,198
Due from Braemar	1,768	2,142
Inventories	1,746	1,546
Prepaid expenses and other	6,909	7,629
Total current assets	86,640	111,282
Investments in unconsolidated entities	3,519	3,687
Property and equipment, net	87,221	88,760
Operating lease right-of-use assets	29,522	30,431
Goodwill	56,622	56,622
Intangible assets, net	265,046	271,432
Other assets	4,618	3,225
Total assets	$533,188	$565,439
LIABILITIES
Current liabilities:
Accounts payable and accrued expenses	$26,145	$40,378
Dividends payable	24,886	16,280
Due to affiliates	82	1,471
Deferred income	9,970	12,738
Deferred compensation plan	22	29
Notes payable, net	25,165	5,347
Finance lease liabilities	720	841
Operating lease liabilities	3,718	3,691
Other liabilities	27,039	29,905
Total current liabilities	117,747	110,680
Deferred income	10,549	8,621
Deferred tax liability, net	37,296	37,904
Deferred compensation plan	1,735	1,678
Notes payable, net	34,377	57,349
Finance lease liabilities	43,696	43,143
Operating lease liabilities	25,951	26,881
Total liabilities	271,351	286,256

MEZZANINE EQUITY
Series D Convertible Preferred Stock, $0.001 par value, 19,120,000 shares issued and outstanding, net of discount, as of March 31, 2021 and December 31, 2020	477,263	476,947
Redeemable noncontrolling interests	37	1,834
EQUITY (DEFICIT)
Common stock, 100,000,000 shares authorized, $0.001 par value, 3,009,643 and 2,868,288 shares issued and outstanding at March 31, 2021 and December 31, 2020, respectively	3	3
Additional paid-in capital	292,140	293,597
Accumulated deficit	(506,044)	(491,483)
Accumulated other comprehensive income (loss)	(989)	(1,156)
Treasury stock, at cost, 45,078 and 32,031 shares at March 31, 2021 and December 31, 2020, respectively	(548)	(438)
Total equity (deficit) of the Company	(215,438)	(199,477)
Noncontrolling interests in consolidated entities	(25)	(121)
Total equity (deficit)	(215,463)	(199,598)
Total liabilities and equity (deficit)	$533,188	$565,439

ASHFORD INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited, in thousands, except per share amounts)

	Three Months Ended
	March 31,
	2021	2020
REVENUE
Advisory services:
Base advisory fees	$9,799	$11,537
Incentive advisory fees	—	170
Other advisory revenue	128	129
Hotel management:
Base management fees	3,857	6,124
Incentive management fees	615	—
Project management fees	1,542	3,938
Audio visual	3,611	29,674
Other	10,629	6,691
Cost reimbursement revenue	33,752	75,579
Total revenues	63,933	133,842
EXPENSES
Salaries and benefits	14,538	14,115
Non-cash equity-based compensation	1,363	2,050
Cost of revenues for project management	758	1,451
Cost of revenues for audio visual	4,386	20,430
Depreciation and amortization	8,139	9,969
General and administrative	5,143	6,328
Impairment	—	178,213
Other	3,611	4,226
Reimbursed expenses	33,680	75,511
Total operating expenses	71,618	312,293
OPERATING INCOME (LOSS)	(7,685)	(178,451)
Equity in earnings (loss) of unconsolidated entities	(114)	236
Interest expense	(1,267)	(1,176)
Amortization of loan costs	(86)	(66)
Interest income	63	28
Realized gain (loss) on investments	(194)	(375)
Other income (expense)	(113)	(521)
INCOME (LOSS) BEFORE INCOME TAXES	(9,396)	(180,325)
Income tax (expense) benefit	951	2,085
NET INCOME (LOSS)	(8,445)	(178,240)
(Income) loss from consolidated entities attributable to noncontrolling interests	95	160
Net (income) loss attributable to redeemable noncontrolling interests	176	440
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	(8,174)	(177,640)
Preferred dividends, declared and undeclared	(8,606)	(7,875)
Amortization of preferred stock discount	(316)	(810)
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(17,096)	$(186,325)

INCOME (LOSS) PER SHARE - BASIC AND DILUTED
Basic:
Net income (loss) attributable to common stockholders	$(6.36)	$(84.73)
Weighted average common shares outstanding - basic	2,686	2,199
Diluted:
Net income (loss) attributable to common stockholders	$(6.36)	$(84.73)
Weighted average common shares outstanding - diluted	2,686	2,199

ASHFORD INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA AND ADJUSTED EBITDA
(unaudited, in thousands)

	Three Months Ended
	March 31,
	2021	2020
Net income (loss)	$(8,445)	$(178,240)
(Income) loss from consolidated entities attributable to noncontrolling interests	95	160
Net (income) loss attributable to redeemable noncontrolling interests	176	440
Net income (loss) attributable to the company	(8,174)	(177,640)
Interest expense	1,243	1,124
Amortization of loan costs	90	63
Depreciation and amortization	9,426	10,905
Income tax expense (benefit)	(951)	(2,107)
Net income (loss) attributable to unitholders redeemable noncontrolling interests	(24)	(336)
EBITDA	1,610	(167,991)
Non-cash stock-based compensation	1,633	2,378
Market change in deferred compensation plan	58	(3,577)
Change in contingent consideration fair value	22	458
Transaction costs	472	468
Loss on disposal of assets	854	—
Reimbursed software costs, net	(99)	(98)
Legal, advisory and settlement costs	295	—
Severance and executive recruiting costs	523	1,681
Amortization of hotel signing fees and lock subsidies	118	155
Other (gain) loss	36	539
Impairment	—	177,950
Adjusted EBITDA	$5,522	$11,963

ASHFORD INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO ADJUSTED NET INCOME (LOSS)
(unaudited, in thousands, except per share amounts)

	Three Months Ended
	March 31,
	2021	2020
Net income (loss)	$(8,445)	$(178,240)
(Income) loss from consolidated entities attributable to noncontrolling interests	95	160
Net (income) loss attributable to redeemable noncontrolling interests	176	440
Preferred dividends, declared and undeclared	(8,606)	(7,875)
Amortization of preferred stock discount	(316)	(810)
Net income (loss) attributable to common stockholders	(17,096)	(186,325)
Amortization of loan costs	90	63
Depreciation and amortization	9,426	10,905
Net income (loss) attributable to unitholders redeemable noncontrolling interests	(24)	(336)
Preferred dividends, declared and undeclared	8,606	7,875
Amortization of preferred stock discount	316	810
Non-cash stock-based compensation	1,633	2,378
Market change in deferred compensation plan	58	(3,577)
Change in contingent consideration fair value	22	458
Transaction costs	472	468
Loss on disposal of assets	854	—
Non-cash interest from finance lease	151	154
Reimbursed software costs, net	(99)	(98)
Legal, advisory and settlement costs	295	—
Severance and executive recruiting costs	523	1,681
Amortization of hotel signing fees and lock subsidies	118	155
Other (gain) loss	36	539
Impairment	—	177,950
GAAP income tax expense (benefit)	(951)	(2,107)
Adjusted income tax (expense) benefit (1)	344	(1,653)
Adjusted net income available to common stockholders, unitholders and Series D convertible preferred stockholders on an "as converted" basis	$4,774	$9,340
Adjusted net income per diluted share available to common stockholders, unitholders and Series D convertible preferred stockholders on an "as converted" basis	$0.65	$1.35
Weighted average diluted shares	7,340	6,925

Components of weighted average diluted shares
Common shares	2,686	2,199
Series D convertible preferred stock	4,208	4,068
Deferred compensation plan	199	200
Put options	—	304
Acquisition related shares	221	98
Restricted shares and units	26	56
Weighted average diluted shares	7,340	6,925

Reconciliation of income tax expense (benefit) to adjusted income tax (expense) benefit
GAAP income tax (expense) benefit	$951	$2,085
Less GAAP income tax (expense) benefit attributable to noncontrolling interests	—	(22)
GAAP income tax (expense) benefit excluding noncontrolling interests	951	2,107
Less deferred income tax (expense) benefit	607	3,322
Less cash income tax benefit from CARES Act	—	438
Adjusted income tax (expense) benefit (1)	$344	$(1,653)
(1) Income tax expense (benefit) is adjusted to exclude the effects of deferred income tax expense (benefit) and cash income tax benefits from the CARES Act because current income tax expense (benefit) (i) provides a more accurate period-over-period comparison of the ongoing operating performance of our advisory and hospitality products and services businesses, and (ii) provides more useful information to investors regarding our economic performance. See Note 12 to our consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2020.

ASHFORD INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS AND
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA, ADJUSTED EBITDA AND ADJUSTED NET INCOME (LOSS) BY SEGMENT
(unaudited, in thousands, except per share amounts)

	Three Months Ended March 31, 2021				Three Months Ended March 31, 2020
	REIT Advisory	Hospitality Products & Services	Corporate/ Other	Ashford Inc. Consolidated	REIT Advisory	Hospitality Products & Services	Corporate/ Other	Ashford Inc. Consolidated
REVENUE
Advisory services:
Base advisory fees - Trust	$7,254	$—	$—	$7,254	$8,917	$—	$—	$8,917
Base advisory fees - Braemar	2,545	—	—	2,545	2,620	—	—	2,620
Incentive advisory fees - Braemar	—	—	—	—	170	—	—	170
Other advisory revenue - Braemar	128	—	—	128	129	—	—	129
Hotel Management:
Base management fees	—	3,857	—	3,857	—	6,124	—	6,124
Incentive management fees	—	615	—	615	—	—	—	—
Project management fees	—	1,542	—	1,542	—	3,938	—	3,938
Audio visual	—	3,611	—	3,611	—	29,674	—	29,674
Other	17	10,612	—	10,629	57	6,634	—	6,691
Cost reimbursement revenue	5,124	28,284	344	33,752	9,064	65,546	969	75,579
Total revenues	15,068	48,521	344	63,933	20,957	111,916	969	133,842
EXPENSES
Salaries and benefits	—	5,775	8,705	14,480	—	9,151	8,541	17,692
Market change in deferred compensation plan	—	—	58	58	—	—	(3,577)	(3,577)
Non-cash equity-based compensation	—	164	1,199	1,363	—	(93)	2,143	2,050
Cost of audio visual revenues	—	4,386	—	4,386	—	20,430	—	20,430
Cost of project management revenues	—	758	—	758	—	1,451	—	1,451
Depreciation and amortization	989	6,978	172	8,139	2,439	7,454	76	9,969
General and administrative	—	3,205	1,938	5,143	—	4,628	1,700	6,328
Impairment	—	—	—	—	—	178,213	—	178,213
Other	352	3,259	—	3,611	—	4,226	—	4,226
Reimbursed expenses	1,830	28,169	344	30,343	2,540	65,110	969	68,619
REIT non-cash equity-based compensation	3,222	115	—	3,337	6,456	436	—	6,892
Total operating expenses	6,393	52,809	12,416	71,618	11,435	291,006	9,852	312,293
OPERATING INCOME (LOSS)	8,675	(4,288)	(12,072)	(7,685)	9,522	(179,090)	(8,883)	(178,451)
Other	—	(1,371)	(340)	(1,711)	—	(1,615)	(259)	(1,874)
INCOME (LOSS) BEFORE INCOME TAXES	8,675	(5,659)	(12,412)	(9,396)	9,522	(180,705)	(9,142)	(180,325)
Income tax (expense) benefit	(1,954)	3,752	(847)	951	(2,253)	1,086	3,252	2,085
NET INCOME (LOSS)	6,721	(1,907)	(13,259)	(8,445)	7,269	(179,619)	(5,890)	(178,240)
(Income) loss from consolidated entities attributable to noncontrolling interests	—	95	—	95	—	160	—	160
Net (income) loss attributable to redeemable noncontrolling interests	—	152	24	176	—	104	336	440
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	$6,721	$(1,660)	$(13,235)	$(8,174)	7,269	(179,355)	(5,554)	(177,640)
Interest expense	—	950	293	1,243	—	947	177	1,124
Amortization of loan costs	—	36	54	90	—	15	48	63
Depreciation and amortization	989	8,265	172	9,426	2,439	8,390	76	10,905
Income tax expense (benefit)	1,954	(3,752)	847	(951)	2,253	(1,108)	(3,252)	(2,107)
Net income (loss) attributable to unitholders redeemable noncontrolling interests	—	—	(24)	(24)	—	—	(336)	(336)
EBITDA	9,664	3,839	(11,893)	1,610	11,961	(171,111)	(8,841)	(167,991)
Non-cash stock-based compensation	—	350	1,283	1,633	—	235	2,143	2,378
Market change in deferred compensation plan	—	—	58	58	—	—	(3,577)	(3,577)
Change in contingent consideration fair value	—	22	—	22	—	458	—	458
Transaction related costs	—	21	451	472	—	138	330	468
Loss on disposal of assets	352	502	—	854	—	—	—	—
Reimbursed software costs, net	(99)	—	—	(99)	(98)	—	—	(98)
Legal, advisory and settlement costs	—	48	247	295	—	—	—	—
Severance and executive recruiting costs	—	70	453	523	—	1,404	277	1,681
Amortization of hotel signing fees and lock subsidies	—	118	—	118	—	155	—	155
Other (gain) loss	—	27	9	36	—	477	62	539
Impairment	—	—	—	—	—	177,950	—	177,950
Adjusted EBITDA	9,917	4,997	(9,392)	5,522	11,863	9,706	(9,606)	11,963
Interest expense	—	(950)	(293)	(1,243)	—	(947)	(177)	(1,124)
Non-cash interest from finance lease	—	151	—	151	—	154	—	154
Adjusted income tax (expense) benefit	(2,664)	(809)	3,817	344	(3,450)	(763)	2,560	(1,653)
Adjusted net income (loss) available to common stockholders, unitholders and Series D convertible preferred stockholders on an "as converted" basis	$7,253	$3,389	$(5,868)	$4,774	$8,413	$8,150	$(7,223)	$9,340
Adjusted net income (loss) per diluted share available to common stockholders, unitholders and Series D convertible preferred stockholders on an "as converted" basis (1)	$0.99	$0.46	$(0.80)	$0.65	$1.21	$1.18	$(1.04)	$1.35
Weighted average diluted shares	7,340	7,340	7,340	7,340	6,925	6,925	6,925	6,925
(1) The sum of the adjusted net income (loss) per diluted share available to common stockholders, as calculated for the segments, may differ from the consolidated total due to rounding.

ASHFORD INC. AND SUBSIDIARIES
HOSPITALITY PRODUCTS & SERVICES
CONSOLIDATED STATEMENTS OF OPERATIONS AND
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA, ADJUSTED EBITDA AND ADJUSTED NET INCOME (LOSS)
(unaudited, in thousands, except per share amounts)

	Three Months Ended March 31, 2021						Three Months Ended March 31, 2020
	Remington	Premier	JSAV	OpenKey	Other (1)	Hospitality Products & Services	Remington	Premier	JSAV	OpenKey	Other (1)	Hospitality Products & Services
REVENUE
Hotel Management:
Base management fees	$3,857	$—	$—	$—	$—	$3,857	$6,124	$—	$—	$—	$—	$6,124
Incentive management fees	615	—	—	—	—	615	—	—	—	—	—	—
Project management fees	—	1,542	—	—	—	1,542	—	3,938	—	—	—	3,938
Audio visual	—	—	3,611	—	—	3,611	—	—	29,674	—	—	29,674
Other	20	—	—	454	10,138	10,612	—	—	—	522	6,112	6,634
Cost reimbursement revenue	27,882	402	—	—	—	28,284	64,332	1,214	—	—	—	65,546
Total revenues	32,374	1,944	3,611	454	10,138	48,521	70,456	5,152	29,674	522	6,112	111,916
EXPENSES
Salaries and benefits	2,691	598	1,244	598	644	5,775	3,811	1,019	3,061	457	803	9,151
Non-cash equity-based compensation	130	15	15	3	1	164	(142)	33	13	3	—	(93)
Cost of audio visual revenues	—	—	4,386	—	—	4,386	—	—	20,430	—	—	20,430
Cost of project management revenues	—	758	—	—	—	758	—	1,451	—	—	—	1,451
Depreciation and amortization	3,034	3,056	467	4	417	6,978	3,377	3,157	504	6	410	7,454
General and administrative	468	308	1,151	512	766	3,205	626	561	2,417	308	716	4,628
Impairment	—	—	—	—	—	—	126,548	49,524	2,141	—	—	178,213
Other	—	—	22	134	3,103	3,259	—	—	465	220	3,541	4,226
Reimbursed expenses	27,801	368	—	—	—	28,169	64,073	1,037	—	—	—	65,110
REIT non-cash equity-based compensation	81	34	—	—	—	115	259	177	—	—	—	436
Total operating expenses	34,205	5,137	7,285	1,251	4,931	52,809	198,552	56,959	29,031	994	5,470	291,006
OPERATING INCOME (LOSS)	(1,831)	(3,193)	(3,674)	(797)	5,207	(4,288)	(128,096)	(51,807)	643	(472)	642	(179,090)
Other	(133)	—	(353)	(1)	(884)	(1,371)	(363)	—	(726)	10	(536)	(1,615)
INCOME (LOSS) BEFORE INCOME TAXES	(1,964)	(3,193)	(4,027)	(798)	4,323	(5,659)	(128,459)	(51,807)	(83)	(462)	106	(180,705)
Income tax (expense) benefit	(263)	768	4,334	—	(1,087)	3,752	1,189	168	(134)	—	(137)	1,086
NET INCOME (LOSS)	(2,227)	(2,425)	307	(798)	3,236	(1,907)	(127,270)	(51,639)	(217)	(462)	(31)	(179,619)
(Income) loss from consolidated entities attributable to noncontrolling interests	—	—	—	203	(108)	95	—	—	—	119	41	160
Net (income) loss attributable to redeemable noncontrolling interests	—	—	—	152	—	152	—	—	(19)	123	—	104
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	$(2,227)	$(2,425)	$307	$(443)	$3,128	$(1,660)	(127,270)	(51,639)	(236)	(220)	10	(179,355)
Interest expense	—	—	203	—	747	950	—	—	227	—	720	947
Amortization of loan costs	—	—	29	—	7	36	—	—	12	—	3	15
Depreciation and amortization	3,034	3,056	1,726	2	447	8,265	3,377	3,157	1,505	3	348	8,390
Income tax expense (benefit)	263	(768)	(4,334)	—	1,087	(3,752)	(1,189)	(168)	112	—	137	(1,108)
EBITDA	1,070	(137)	(2,069)	(441)	5,416	3,839	(125,082)	(48,650)	1,620	(217)	1,218	(171,111)
Non-cash stock-based compensation	318	15	15	2	—	350	189	33	11	2	—	235
Change in contingent consideration fair value	—	—	22	—	—	22	—	—	460	—	(2)	458
Transaction related costs	5	—	—	—	16	21	109	—	—	—	29	138
Loss on disposal of assets	—	—	502	—	—	502	—	—	—	—	—	—
Legal, advisory and settlement costs	22	—	26	—	—	48	—	—	—	—	—	—
Severance and executive recruiting costs	45	—	—	25	—	70	627	263	451	6	57	1,404
Amortization of hotel signing fees and lock subsidies	—	—	111	7	—	118	—	—	146	9	—	155
Other (gain) loss	—	—	27	—	—	27	—	—	477	—	—	477
Impairment	—	—	—	—	—	—	126,548	49,524	1,878	—	—	177,950
Adjusted EBITDA	1,460	(122)	(1,366)	(407)	5,432	4,997	2,391	1,170	5,043	(200)	1,302	9,706
Interest expense	—	—	(203)	—	(747)	(950)	—	—	(227)	—	(720)	(947)
Non-cash interest from finance lease	—	—	—	—	151	151	—	—	—	—	154	154
Adjusted income tax (expense) benefit	485	—	(137)	—	(1,157)	(809)	25	(306)	(349)	—	(133)	(763)
Adjusted net income (loss) available to common stockholders, unitholders and Series D convertible preferred stockholders on an "as converted" basis	$1,945	$(122)	$(1,706)	$(407)	$3,679	$3,389	$2,416	$864	$4,467	$(200)	$603	$8,150
Adjusted net income (loss) per diluted share available to common stockholders, unitholders and Series D convertible preferred stockholders on an "as converted" basis (2)	$0.26	$(0.02)	$(0.23)	$(0.06)	$0.50	$0.46	$0.35	$0.12	$0.65	$(0.03)	$0.09	$1.18
Weighted average diluted shares	7,340	7,340	7,340	7,340	7,340	7,340	6,925	6,925	6,925	6,925	6,925	6,925
(1) Represents RED Hospitality & Leisure LLC, Pure Wellness, Lismore Capital and Marietta Leasehold L.P.
(2) The sum of the adjusted net income (loss) per diluted share available to common stockholders, as calculated for the subsidiaries, may differ from the Hospitality Products & Services total due to rounding.